Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Sweetwater Financial Group, Inc. (the "Company"), each certify that, to his or her knowledge on the date of this certification:


               1. The annual report of the Company for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on this date (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                        /s/ Kenneth L. Barber
                                        ---------------------------------------
                                        Kenneth L. Barber
                                        Chief Executive Officer
                                        March 28, 2003


                                        /s/ Philip Ekern
                                        ---------------------------------------
                                        Philip Ekern
                                        Chief Financial Officer
                                        March 28, 2003